UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 4, 2008 (November 28, 2007)

CERAGENIX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50470	84-1561463
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1444 Wazee Street, Suite 210, Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 946-6440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                      Other Events

As previously disclosed, in December 2006, Ceragenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”) sold in a private transaction an aggregate of $5,000,000 of debentures convertible into shares of its common stock (the “2006 Debentures”).  Amongst other things, the terms of the 2006 Debentures required monthly redemption payments to commence on December 1, 2007.  The Company and the holders of the 2006 Debentures have agreed to extend the redemption date to the earlier of (i) June 30, 2008 and (ii) the consummation of a financing by the Company.  As consideration for this extension, the Company agreed to increase the original aggregate principal amount of the 2006 Debentures by 10% of the original aggregate principal amount initially issued to the holders of the 2006 Debentures.

As previously disclosed, in November 2005, the Company sold in a private transaction an aggregate of $3,200,000 of 10% convertible promissory notes (the “2005 Notes”).  Amongst other things, the 2005 Notes matured on November 28, 2007 (the “Maturity Date”).  As of November 28, 2007 the outstanding principal balance of the 2005 Notes was $2,820,172.  The Company and the holders of the 2005 Notes have agreed to extend the Maturity Date to June 30, 2008.  As consideration for this extension, the Company agreed to increase the outstanding principal amount of each 2005 Note by 10%.

ITEM 9.01                                      Financial Statements and Exhibits

(a)                                  Financial statements of business acquired

                                                                                                Not applicable.

(b)                                 Pro forma financial information

                                                                                                Not applicable.

(c)                                  Shell Company Transactions

                                                                                                Not applicable.

(d)                                 Exhibits

Item	Title

10.1	Second Amendment Agreement between Ceragenix Pharmaceuticals, Inc. and holders effective as of November 30, 2007.

10.2	First Amendment Agreement between Ceragenix Pharmaceuticals, Inc. and holders effective as of November 28, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ceragenix Pharmaceuticals, Inc.

Dated: January 4, 2008	/s/ Jeffrey Sperber
Jeffrey Sperber, Chief Financial Officer